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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-01920

Stralem Fund

(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated         645 Madison Avenue        New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 888-8123

Date of fiscal year end:     October 31, 2013

Date of reporting period:    April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

SEMI-ANNUAL REPORT

April 30, 2013

(unaudited)

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
May 2013

Dear Shareholder,

During the first six months of its fiscal year, November 1, 2012 through April 30, 2013, Stralem Equity Fund’s (the “Fund’s”) performance was as follows:

Share Class	Fund*	S&P 500 Index**
Institutional: STEFX	14.02%	14.42%
Adviser: STRAX	13.85%	14.42%

*	Net, after fees; does not include taxes.
**	Does not reflect deduction for fees, expenses or taxes. You cannot invest directly in the Index.

Stralem Equity Fund largely kept pace with the S&P 500 Index, the Fund’s benchmark index over the first six months of the fiscal year, returning +14.02% (Institutional Shares) and +13.85% (Adviser Shares) vs. +14.42% for the S&P 500 Index (the “Index”).

As you know, Stralem & Company Incorporated (“Stralem”), as investment manager of the Fund, uses the same investment approach for all client portfolios it manages in the U.S. Large Cap Equity StrategyTM (“LCES”) including the Fund. The objective of Stralem’s LCES is long-term capital appreciation by delivering excess returns over the Index with reduced risk and reduced volatility.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets, each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure, thereby offering the potential for growth and capital preservation in one, “long-only” product.

The strategy seeks to manage risk and return by purchasing a portfolio of fundamentally solid growth companies (Up Market Sector) along with those companies that deliver strong cash flows to preserve capital in a down market (Down Market Sector) and adjusting the balance between these two groups as we move through the market cycle. Within the two sectors, Up Market and Down Market, the portfolio is further divided into five categories. New Industries, New Products and Dominant Firms are the categories in the Up Market Sector and Low Ratio of Price/Cash Flow and High Dividend Yield comprise the Down Market Sector. Sector and Category weightings are adjusted as we move through the market cycle based on the balance between growth and capital preservation called for by Stralem’s view of market environment. Individual stock positions are typically equally weighted within each category.

Through the first six months of the fiscal year, the portfolio remained structured for the lower right hand box — what we term a Momentum-Driven Bear Market — resulting in approximately 65% of the Fund’s assets allocated to the Up Market Sector and 35% to the Down Market Sector. Despite the strong advance in the Index, we, at Stralem, remain concerned with some of the fundamental underpinnings driving the market and therefore choose to maintain 35% of the portfolio in the Down Market Sector. Despite this defensive allocation, the Fund’s performance has kept pace with the Index.

The New Products and New Industries categories within the Up Market Sector boosted relative performance, while the Dominant Companies category within the Up Market Sector proved the most significant offsetting drag on relative performance, followed by the Low Price to Cash Flow category within the Down Market Sector. The New Products category was driven by a +61% return for Celgene, and a +33% return for Thermo Fisher Scientific, and the New Industries category’s outperformance was driven most by not owning Apple, which dropped 25% over the period. The relative underperformance drivers in the Dominant Companies category were Caterpillar and FedEx, which returned +0.9% and +2.5%, respectively. In the Low Price to Cash Flow category, our integrated oil & gas holdings underperformed some of the smaller Exploration & Production companies and refiners.

Two changes were made in the Fund’s portfolio during the Fund’s fiscal first half: within the New Industries category, we sold Intel and bought Google in late January, and within the Dominant Companies category, we sold Caterpillar and bought Visa in mid April. Intel was sold primarily due to the steeper-than-expected deceleration in global PC sales which drove a steep drop in forward earnings, with the end result that Intel no longer met our RGV (Relative Growth Valuation—a measure of earnings growth per unit of valuation) requirements. We still like Intel’s position as a dominant player in semiconductors, so it will remain on our back bench where we can monitor the evolution of its earnings growth, operational execution and its RGV score. We added Google because it is the dominant online advertising company globally, in both desktop and mobile search, display advertising on its network, and video advertising on YouTube. Google is uniquely positioned to maintain and expand its dominant position in all these channels as more and more advertising dollars move online. Google has successfully protected its desktop search dominance with its Android mobile operating system and the release of its Chrome browser, which have helped the company keep its search acquisition costs down, while funneling more traffic to Google’s products. As content is consumed more and more electronically and less from newspapers and TV, the advantages of online advertising will, in our view, become irrefutable to advertisers, and heavily contribute to revenue and earnings growth going forward.

Caterpillar was sold in anticipation of a steep earnings correction due to cutbacks in global mining capital expenditures that would negatively affect the company’s RGV score. While we still believe in mining as a powerful secular theme, the drop-off in orders came when sales of its heavy equipment for construction were not expected to turn up until the second half of 2013. We believed that risk was skewed to the downside and that forward earnings estimates were not easily achievable. After the Q1 earnings report, Caterpillar did indeed cut its earnings forecast and the company’s RGV score dipped below an acceptable level, so we believe our effort to get out in front of that decline proved justified. We purchased Visa as a replacement in the Dominant Company category to gain exposure to the global secular theme of the consumer shift from paying with cash to paying with credit and debit cards. We strongly believe Visa is the best way to gain exposure to this trend based on its dominant payment processing network, its global reach, its lack of exposure to Europe (Visa Europe is separately owned) and the company’s robust RGV score.

In conclusion, it remains our view that the central bank balance sheet expansion has not been successful in stimulating underlying global economic activity. Inexpensive money has found its way into investors’ financial assets, pumping up prices and valuations, but has also injected significant (and under-appreciated) risk into investors’ portfolios. In our view, the Federal Reserve is erring on the side of risking inflation in order to reduce the real debt burden of the federal government, which has proven incapable of getting its fiscal house in order. We continue to believe that the overhang of excessive debt will constrain global growth for the foreseeable future. Investing in large, well financed multinationals with significant operations in the emerging market world, continued investment in research and development and the ability to optimally manage their capital is, in our view, the safest way to navigate the long, bumpy valley of economic recovery.

We, at Stralem, continue to strive to get the balance right — to participate in the powerful liquidity-fueled upward momentum, but to do so in a conservative manner that limits the downside through our portfolio allocation to Down Market and Dominant Companies. At the end of the day, we believe that high-quality, well-run companies — those that have the diversity of product offerings and geographies, the balance sheets and cash flows to weather any unforeseen dislocation in the markets — will find a way to thrive regardless of the macro environment, and if a serious dislocation occurs, will be among the best investments to preserve and protect capital.

Sincerely,

Stralem & Company Incorporated

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or statutory prospectus which both describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. The Fund can suffer losses as well as gains. For more current information throughout the year please contact the Fund by calling 1-866-822-9555 or visit the Fund’s website at www.stralemfund.com. The Fund is distributed by Ultimus Fund Distributors, LLC.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
April 30, 2013 (Unaudited)

		As of October 31, 2012		As of April 30, 2013
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$27,769,010	7.9%	$32,929,545	8.3%
	NEW INDUSTRIES	40,496,284	11.6%	49,334,816	12.4%
	DOMINANT COMPANIES	152,574,769	43.6%	176,279,095	44.2%

DOWN MARKET	LOW PRICE TO CASH FLOW	28,688,076	8.2%	31,145,473	7.8%
	HIGH YIELD	89,554,131	25.6%	98,296,400	24.7%

MONEY MARKET		10,670,716	3.1%	10,434,025	2.6%
		$349,752,986	100.0%	$398,419,354	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
April 30, 2013 (Unaudited)

Shares	Common Stocks — 97.4%	Value
	Consumer Discretionary — 3.4%
	Hotels, Restaurants & Leisure — 3.4%
132,900	McDonald’s Corp.	$13,574,406

	Consumer Staples — 6.9%
	Beverages — 3.7%
346,400	Coca-Cola Co. (The)	14,663,112

	Tobacco — 3.2%
135,700	Philip Morris International, Inc.	12,971,563

	Energy — 11.1%
	Energy Equipment & Services — 3.3%
177,200	Schlumberger Ltd.	13,188,996

	Oil, Gas & Consumable Fuels — 7.8%
129,600	Chevron Corp.	15,812,496
172,300	Exxon Mobil Corp.	15,332,977
		31,145,473
	Health Care — 15.1%
	Biotechnology — 2.7%
90,900	Celgene Corp. (a)	10,732,563

	Life Sciences Tools & Services — 2.7%
133,500	Thermo Fisher Scientific, Inc.	10,770,780

	Pharmaceuticals — 9.7%
141,600	Abbott Laboratories	5,227,872
134,600	AbbVie, Inc.	6,198,330
282,000	Merck & Co., Inc.	13,254,000
484,700	Pfizer, Inc.	14,090,229
		38,770,431
	Industrials — 16.8%
	Aerospace & Defense — 3.4%
150,500	United Technologies Corp.	13,739,145

	Air Freight & Logistics — 3.2%
134,500	FedEx Corp.	12,644,345

	Electrical Equipment — 3.6%
233,800	Eaton Corp. plc	14,357,658

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Industrials — 16.8% (Continued)
	Industrial Conglomerates — 6.6%
214,000	Danaher Corp.	$13,041,160
589,600	General Electric Co.	13,142,184
		26,183,344
	Information Technology — 19.1%
	Communications Equipment — 4.8%
500,300	Cisco Systems, Inc.	10,466,276
141,900	QUALCOMM, Inc.	8,743,878
		19,210,154
	Internet Software & Services — 2.5%
12,200	Google, Inc. - Class A (a)	10,059,754

	IT Services — 6.7%
63,200	International Business Machines Corp.	12,800,528
83,000	Visa, Inc.	13,982,180
		26,782,708
	Software — 5.1%
318,400	Microsoft Corp.	10,539,040
290,600	Oracle Corp.	9,525,868
		20,064,908
	Materials — 7.1%
	Chemicals — 7.1%
261,800	E.I. du Pont de Nemours and Co.	14,270,718
410,000	Dow Chemical Co. (The)	13,903,100
		28,173,818
	Telecommunication Services — 3.4%
	Diversified Telecommunication Services — 3.4%
357,800	AT&T, Inc.	13,403,188

	Utilities — 14.5%
	Electric Utilities — 10.8%
181,100	NextEra Energy, Inc.	14,855,633
422,400	PPL Corp.	14,099,712
289,000	Southern Co. (The)	13,938,470
		42,893,815
	Multi-Utilities — 3.7%
237,600	Dominion Resources, Inc.	14,655,168

	Total Common Stocks (Cost $301,498,346)	$387,985,329

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Money Market Funds — 2.6%	Value
5,411,936	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01%*	$5,411,936
5,022,089	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.00%*	5,022,089
	Total Money Market Funds (Cost $10,434,025)	$10,434,025

	Total Investments at Value — 100.0% (Cost $311,932,371)	$398,419,354

	Other Assets in Excess of Liabilities — 0.0%#	10,807

	Net Assets — 100.0%	$398,430,161

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at April 30, 2013.

#	Percentage rounds to less than 0.1%

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013 (Unaudited)

ASSETS
Investments, at value (Notes 1 and 2) (Cost $311,932,371)	$398,419,354
Cash	57,647
Dividends receivable	237,518
Receivable for capital shares sold	8,962
Other	33,466
Total Assets	398,756,947

LIABILITIES
Payable to Investment Adviser (Note 3)	213,494
Payable to administrator (Note 3)	44,895
Accrued Trustees’ fees (Note 3)	4,583
Payable for capital shares redeemed	11
Accrued expenses	63,803
Total Liabilities	326,786

NET ASSETS	$398,430,161

NET ASSETS CONSIST OF:
Paid-in capital	$305,989,746
Accumulated net investment income	1,383,345
Accumulated net realized gains from securities transactions	4,570,087
Net unrealized appreciation	86,486,983
Net Assets	$398,430,161

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$390,975,481
Institutional Class shares of beneficial interest outstanding	25,148,167
Net asset value, offering price and redemption price per share (a)	$15.55

ADVISER CLASS
Net assets applicable to Adviser Class	$7,454,680
Adviser Class shares of beneficial interest outstanding	480,622
Net asset value, offering price and redemption price per share (a)	$15.51

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends	$4,785,711

EXPENSES
Investment advisory fees (Note 3)	1,553,300
Administration fees (Note 3)	230,850
Legal fees	121,516
Auditing fees	36,152
Trustees’ fees and expenses (Note 3)	29,533
Registration and filing fees, Common	5,519
Registration fees, Institutional Class	14,697
Registration fees, Adviser Class	7,142
Transfer agent fees, Institutional Class (Note 3)	9,000
Transfer agent fees, Adviser Class (Note 3)	9,000
Distribution fees, Adviser Class (Note 3)	8,510
Postage and supplies	6,248
Insurance	4,382
Printing	4,323
Bank service fees	4,087
Other	13,180
Total Expenses	2,057,439
Fee reductions and expense reimbursements by the Adviser (Note 3):
Common	(222,223)
Institutional Class	(23,697)
Adviser Class	(16,142)
Net Expenses	1,795,377

NET INVESTMENT INCOME	2,990,334

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from securities transactions	4,759,288
Net change in unrealized appreciation on investments	40,574,884
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	45,334,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,324,506

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
OPERATIONS
Net investment income	$2,990,334	$5,576,177
Net realized gain from securities transactions	4,759,288	6,364,927
Net change in unrealized appreciation on investments	40,574,884	14,127,547
Net increase in net assets resulting from operations	48,324,506	26,068,651

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
Investment income, Institutional Class	(6,042,202)	(3,514,079)
Investment income, Adviser Class	(100,183)	(71,681)
Realized gains, Institutional Class	(5,157,521)	—
Realized gains, Adviser Class	(99,960)	—
Decrease in net assets from distributions to shareholders	(11,399,866)	(3,585,760)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	35,559,162	107,503,673
Net asset value of shares issued in reinvestment of distributions	9,919,736	2,936,456
Proceeds from redemption fees (Note 1)	532	1,632
Payments for shares redeemed	(34,305,534)	(46,675,943)
Net increase in Institutional Class net assets from capital share transactions	11,173,896	63,765,818

Adviser Class
Proceeds from shares sold	443,057	1,401,789
Net asset value of shares issued in reinvestment of distributions	191,724	66,896
Payments for shares redeemed	(339,799)	(2,048,632)
Net increase (decrease) in Adviser Class net assets from capital share transactions	294,982	(579,947)

TOTAL INCREASE IN NET ASSETS	48,393,518	85,668,762

NET ASSETS
Beginning of period	350,036,643	264,367,881
End of period	$398,430,161	$350,036,643

ACCUMULATED NET INVESTMENT INCOME	$1,383,345	$4,535,396

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012*
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	2,424,734	7,844,140
Shares reinvested	714,935	221,240
Shares redeemed	(2,363,612)	(3,387,730)
Net increase in shares outstanding	776,057	4,677,650
Shares outstanding, beginning of period	24,372,110	19,694,460
Shares outstanding, end of period	25,148,167	24,372,110

Adviser Class
Shares sold	30,130	102,748
Shares reinvested	13,839	5,047
Shares redeemed	(23,050)	(148,012)
Net increase (decrease) in shares outstanding	20,919	(40,217)
Shares outstanding, beginning of period	459,703	499,920
Shares outstanding, end of period	480,622	459,703

*	Amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2013		Year Ended October 31,
	(Unaudited)		2012(a)		2011(a)		2010(a)		2009(a)	2008(a)
Net asset value, beginning of period	$14.10		$13.09		$12.12		$10.76		$10.02	$13.86

Income (loss) from investment operations:
Net investment income	0.12		0.23		0.15		0.13		0.12	0.15
Net gains (losses) on securities	1.80		0.95		0.98		1.23		0.73	(3.84)
Total from investment operations	1.92		1.18		1.13		1.36		0.85	(3.69)

Less distributions:
Dividends from net investment income	(0.25)		(0.17)		(0.16)		—		(0.11)	(0.15)
Dividends from net realized gains	(0.22)		—		—		—		—	—
Total distributions:	(0.47)		(0.17)		(0.16)		—		(0.11)	(0.15)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	—	—

Net asset value, end of period	$15.55		$14.10		$13.09		$12.12		$10.76	$10.02

Total return (c)	14.02%	(d)	9.06%		9.47%		12.62%		8.46%	(26.55% )

Ratios/supplemental data:
Net assets, end of period (000’s)	$390,975		$343,579%		$257,845		$178,540		$97,892	$88,455
Ratio of net expenses to average net assets	0.98%	(e)(f)	0.98%	(f)	0.98%	(f)	1.05%	(f)	1.73% (g)	1.53%
Ratio of net investment income to average net assets	1.64%	(e)	1.68%		1.43%		1.44%		1.21%	1.10%
Portfolio turnover rate	9%	(d)	20%		28%		21%		21%	22%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.11%(e) for the six months ended April 30, 2013 and 1.14%, 1.26% and 1.47% for the years ended October 31, 2012, 2011 and 2010, respectively (Note 3).

(g)	Absent investment advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009.
See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2013		Year ended October 31,		Period Ended October 31,
	(Unaudited)		2012(a)	2011(a)	2010 (a)(b)
Net asset value, beginning of period	$14.05		$13.05	$12.09	$11.28

Income from investment operations:
Net investment income	0.10		0.21	0.15	0.06
Net gains on securities	1.79		0.93	0.96	0.75
Total from investment operations	1.89		1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.22)		(0.14)	(0.15)	—
Dividends from net realized gains	(0.21)		—	—	—
Total distributions:	(0.43)		(0.14)	(0.15)	—

Proceeds from redemption fees collected (Note 1)	—		—	—	0.00	(c)

Net asset value, end of period	$15.51		$14.05	$13.05	$12.09

Total return (d)	13.85%	(e)	8.80%	9.20%	7.17%	(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$7,455		$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (g)	1.23%	(f)	1.23%	1.23%	1.24%	(f)
Ratio of net investment income to average net assets	1.39%	(f)	1.46%	1.19%	1.18%	(f)
Portfolio turnover rate	9%	(e)	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.82%(f) for the six months ended April 30, 2013, 1.84% and 2.03% for the years ended October 31, 2012 and 2011 and 2.64%(f) for the period ended October 31, 2010 (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2013 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Fund. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the periods ended April 30, 2013 and October 31, 2012, proceeds from redemption fees totaled $532 and $1,632, respectively, for Institutional Class. There were no redemption fees collected for Adviser Class during the periods ended April 30, 2013 and October 31, 2012.

Stock split:

On December 12, 2012, the Board of Trustees of the Fund approved a ten-for-one stock split for both the Institutional and Adviser Class shares held on the record date. The additional shares of stock were distributed on February 22, 2013 to shareholders of record as of February 21, 2013. All references to share and per share amounts herein and in the accompanying financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Taxes:

The Fund’s policy is to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2009 through October 31, 2012) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type, as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$387,985,329	$—	$—	$387,985,329
Money Market Funds	10,434,025	—	—	10,434,025
Total	$398,419,354	$—	$—	$398,419,354

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type. As of April 30, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Fund as of April 30, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

The Investment Adviser has agreed contractually, until at least March 1, 2014, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. Prior to March 10, 2011, the Investment Adviser agreed contractually to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.99% for Institutional Class shares and 1.24% for Adviser Class shares. For the six months ended April 30, 2013, the Investment Adviser reduced its advisory fees by $222,223 and reimbursed other operating expenses of $23,697 and $16,142 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of April 30, 2013, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,739,613, which must be recovered no later than the dates as stated below:

October 31, 2013	$265,983
October 31, 2014	$661,120
October 31, 2015	$550,448
April 30, 2016	$262,062

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides executive, administrative and regulatory services to the Fund, calculates daily net asset value per share and maintains the financial books and records of the Fund. For the performance of administrative and accounting services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a monthly minimum fee of $6,000. In addition, the Fund pays an annual fee of $6,000 for each additional class of shares. As transfer agent, Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account,

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

depending on the type of account, subject to a minimum monthly fee of $1,500 per share class. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. The Fund also pays $6,000 annually to Ultimus to provide the Fund with the ability to access Fund/SERV and Networking through National Securities Clearing Corporation.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the six months ended April 30, 2013, the Adviser Class shares incurred distribution related expenses of $8,510 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, except the Lead Independent Trustee and Chairman of the Audit Committee receives an annual retainer of $21,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

4.	DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income and net capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. The tax character of distributions paid during the periods ended April 30, 2013 and October 31, 2012 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class:
April 30, 2013	$6,042,202	$5,157,521	$11,199,723
October 31, 2012	$3,514,079	—	$3,514,079
Adviser Class:
April 30, 2013	$100,183	$99,960	$200,143
October 31, 2012	$71,681	—	$71,681

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of April 30, 2013:

Cost of portfolio investments	$312,118,496
Gross unrealized appreciation	$86,868,458
Gross unrealized depreciation	(567,600)
Net unrealized appreciation	86,300,858
Accumulated ordinary income	1,420,681
Other gains	4,718,876
Distributable earnings	$92,440,415

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

6.	INVESTMENT TRANSACTIONS

During the six months ended April 30, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $34,307,292 and $30,738,404, respectively.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance.

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2012) and held until the end of the period (April 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,140.20	$5.20
Based on Hypothetical 5% Return	$1,000.00	$1,019.93	$4.91

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Adviser Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,138.50	$6.52
Based on Hypothetical 5% Return	$1,000.00	$1,018.70	$6.16

*
Expenses are equal to Adviser Class’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT (Unaudited)

On March 12, 2013, the Board of Trustees of the Fund including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Prior to approving the Advisory Agreement, the Independent Trustees met in Executive Session with independent counsel to discuss their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees concluded that the overall arrangement between the Fund and the Investment Adviser, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders. Specifically, the Independent Trustees considered the following factors:

Nature, extent and quality of the Investment Adviser’s services

The Trustees received and considered information on the responsibilities of the Investment Adviser under the Advisory Agreement, noting that the Investment Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed the qualifications, backgrounds and responsibilities of the advisory personnel primarily responsible for the day-to-day management of the Fund. The Trustees considered the Investment Adviser’s compliance program and its commitment to compliance.  They considered the capabilities of the Investment Adviser and its commitment to the Fund, their confidence in the Investment Adviser’s integrity and the Investment Adviser’s responsiveness to any concerns raised by them. The Trustees considered the Investment Adviser’s responsibilities with regard to brokerage selection and best execution and noted that the Investment Adviser participated in a “soft dollar” arrangement, which benefited the Investment Adviser and its clients, including the Fund. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature and quality of the services that the Investment Adviser provides to the Fund.

Investment Performance of the Fund and the Investment Adviser

The Trustees received and reviewed comparative performance information in two categories which was derived from Morningstar, Inc. The two categories were the universe of Large Value Funds and the universe of Large Blend Funds. In reviewing the comparative performance, the Board considered that, for the one- and three-year periods ended December 31, 2012, the Fund’s average annual total returns were lower than the average and median returns for both Morningstar categories and, for the five- and ten-year periods ended December 31, 2012, the Fund’s annualized returns were higher than the average and median returns for both Morningstar categories. The Trustees also considered comparative information on the performance of the Investment Adviser’s Large Cap Equity Strategy Composite, noting that the Fund’s performance trailed the performance of the Composite for the one, five- and ten-year periods ended December 31, 2012. The Trustees considered the performance differences between the Fund and the Composite, noting that, based on discussions with the Investment Adviser, these differences were primarily attributed to the

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Fund’s performance calculation includes both advisory fees and other operating expenses while the Composite’s performance includes only advisory fees. The Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees reviewed the contractual advisory fee rate paid by the Fund to the Investment Adviser and the Fund’s expense ratios. The Trustees acknowledged that the Fund’s contractual advisory fees were higher than most funds in its peer groups. They noted that after the Investment Adviser’s fee reduction, the Fund’s total expense ratio for Institutional Class shares was lower than the average and median expense ratios for funds included in both Morningstar categories. It was also noted that after the Investment Adviser’s fee reduction, the Fund’s total expense ratio for Adviser Class shares was comparable to the average and median expense ratios for funds included in both Morningstar categories.

The Trustees also reviewed the information about the services and fee rates offered to other clients of the Investment Adviser with the same portfolio strategy. The Trustees noted that the contractual fees paid by the Fund to the Investment Adviser (before the fee reduction) were higher than those paid by most of the Investment Adviser’s managed accounts. The Trustees recognized that comparing the Fund’s advisory fees (after the fee reduction) to the managed account’s fees was difficult because the fee reduction combined the Fund’s expenses into a single expense ratio which was not easily comparable to the managed accounts. The Trustees also considered that although the Fund was invested in the same portfolio strategy as the Investment Adviser’s managed accounts, there were significant differences between the services provided by the Investment Adviser to the Fund and those provided to the managed accounts. They acknowledged that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than the Investment Adviser’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations. The Trustees concluded (and were encouraged by the fact) that even with the above considerations, the Fund’s advisory fees after the fee reduction were comparable to the average advisory fees for the managed accounts.

The Trustees noted that they had been provided with all the information that they requested from the Investment Adviser on the fee arrangements. They determined that the advisory fee was not disproportionately large or excessive compared to the services rendered. The Trustees concluded that in light of all of the information they received, the detailed discussions with management and the overall level and quality of services rendered by the Investment Adviser, the fees paid by the Fund were reasonable.

Economies of Scale

The Trustees noted that the Fund’s contractual investment advisory fee schedule includes the following fee breakpoints wherein the advisory fee percentage will decline as the Fund’s assets increase:

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

• 1.25% of the first $50 million;

• 1.00% of the next $50 million; and

• 0.75% in excess of $100 million.

The Trustees noted that the current investment advisory fee schedule for the Fund does not contain breakpoints due to the fee reduction and reimbursement arrangement which creates a single expense ratio. The Trustees concluded that the current fee structure was reasonable in light of the fee reductions and expense limitations that the Investment Adviser has in place that serve to limit the overall net expense ratio for each Class of shares at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from the fee reductions.

Financial Condition and Profitability of the Investment Adviser

The Trustees considered information provided by the Investment Adviser regarding its profitability in providing services to the Fund. The Trustees reviewed a draft of the Investment Adviser’s October 31, 2012 audited financial statements, the Investment Adviser’s total assets under management and a memorandum provided by the Investment Adviser regarding its profitability under the Advisory Agreement. The Trustees recognized that this data represents the Investment Adviser’s determination of its revenues, before and after fee reductions, from the contractual services provided to the Fund, less expenses of providing such services. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser and the types of funds it manages. Based on their review, the Trustees concluded that the Investment Adviser has the financial strength to satisfy its commitments to the Fund and that the profitability of the Investment Adviser was not excessive in light of the level and quality of services provided by the Investment Adviser.

Fall-out benefits

The Trustees discussed the potential fall-out benefits realized by the Investment Adviser arising out of its relationship with the Fund. It was noted that the Investment Adviser receives research reports from one of the Fund’s executing brokers. The Trustees considered the Investment Adviser’s representation that the research received by the Investment Adviser benefits all of its clients, including the Fund. Based on their review, the Trustees concluded that the fall-out benefits received by the Investment Adviser were not excessive.

After consideration of the foregoing information, the Board, including a majority of the Independent Trustees, determined, in light of all relevant factors, that the continuance of the Advisory Agreement for an additional annual period was in the best interests of the Fund and its shareholders.

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year is available on the SEC’s website at http://www.sec.gov or is available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name, Age and Address	Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Independent Trustees
Michael T. Rubin Year of birth: 1941	Trustee/ Lead Independent Trustee	Since 1998/ Appointed Lead Independent Trustee in 2012	Retired	1
Geoff Gottlieb Year of birth: 1959	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1
David J. Koeppel Year of birth: 1958	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. From 2001 to 2011, Mr. Koeppel was a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.	1
Interested Trustee
Andrea Baumann Lustig** Year of birth: 1959	Trustee/ President	Trustee since 2011; Officer since 2008	Vice President of the Adviser and Director of Private Client Asset Management	1

*	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
**	Interested person, as defined in the 1940 Act, by reason of relationship as an officer and shareholder of the Adviser.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Age and Address		Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years
Executive Officers
-	Hirschel B. Abelson Year of birth: 1933	Senior Assistant Treasurer	Since 1989	President and Director of the Adviser
	Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1962	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Philippe T. Labaune Year of birth: 1968	Vice President	Since 1997	Vice President of the Adviser and Trader
-	Adam S. Abelson Year of birth: 1968	Vice President	Since 2001	Vice President of the Adviser and Senior Portfolio Manager
	Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1968	Secretary	Since 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Joann Paccione Year of birth: 1957	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser

-	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Privacy Notice
FACTS	WHAT DOES STRALEM FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number and Transaction history
▪ Account Balances and Account transactions
▪ Assets and Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their your personal information; the reasons Stralem Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stralem Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 866-822-9555 or go to www.stralemfund.com

Who we are
Who is providing this notice?	Stralem Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stralem Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal info.

How does Stralem Fund collect my personal information?
We collect your personal information, for example, when you
▪ Open an account or Provide account information
▪ Give us your contact info. or Show your government-issued I.D.
▪ Make a wire transfer
We also collect your personal information from other companies (ie. brokers, custodians, etc).

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem & Company Incorporated, the investment adviser to Stralem Fund, is an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stralem Fund does not jointly market.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 11, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 11, 2013

* Print the name and title of each signing officer under his or her signature.